POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

     That I, William P. Rutledge, hereby constitute and appoint DONALD B. RICE my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ WILLIAM P. RUTLEDGE
                                   ________________________________________
                                   WILLIAM P. RUTLEDGE, Chief Executive
                                   Officer and Chairman of the Board of
                                   Directors

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, George A. Roberts, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ GEORGE A. ROBERTS
                                   _______________________________________
                                   GEORGE A. ROBERTS, Director

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Frank V. Cahouet, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ FRANK V. CAHOUET
                                   _______________________________________
                                   FRANK V. CAHOUET, Director

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Fayez Sarofim, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ FAYEZ SAROFIM
                                   ________________________________________
                                   FAYEZ SAROFIM, Director

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Henry E. Singleton, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ HENRY E. SINGLETON
                                   ________________________________________
                                   HENRY E. SINGLETON, Director

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Donald B. Rice, hereby constitute and appoint WILLIAM P. RUTLEDGE my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ DONALD B. RICE
                                   ________________________________________
                                   DONALD B. RICE, President, Chief
                                   Operating Officer and Director

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Ronald LaBow, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ RONALD LABOW
                                   ________________________________________
                                   RONALD LABOW, Director

                             POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS;

       That I, Diane C. Creel, hereby constitute and appoint DONALD B. RICE and WILLIAM P. RUTLEDGE, and each of them or either of them, my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 under the Securities Act of 1933 relating to the 1995 Non-Employee Director Stock Option Plan of Teledyne, Inc. and all amendments thereto, and to file the same, with all exhibits thereto, and other documents therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Date:  June 22, 1995.



                                   /s/ DIANE C. CREEL
                                   ________________________________________
                                   DIANE C. CREEL, Director